UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 18, 2023
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $.001 PER SHARE	EGHT	Nasdaq Global Select Market
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01	Regulation FD Disclosure.
On January 18, 2023, 8x8, Inc. (the “Company”) announced a restructuring intended to focus resources on targeted market opportunities, reduce operating costs, improve operating margins, and continue advancing the Company’s ongoing commitment to increasing levels of non-GAAP profitability and cash flow. The restructuring includes a reduction of the Company’s current workforce by approximately 7 percent globally. Decisions regarding the elimination of positions are subject to local law and consultation requirements in certain countries, as well as the Company’s business needs.

The actions associated with this reduction in workforce are expected to be substantially complete by the end of the Company’s first quarter of fiscal 2024 ending June 30, 2023, subject to local law and consultation requirements.

A letter to the Company’s employees from Samuel Wilson, the Company’s Interim Chief Executive Officer, regarding the restructuring is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as "may," "will," "should," "estimates," "predicts," "potential," "continue," "strategy," "believes," "anticipates," "plans," "expects," "intends," and similar expressions are intended to identify forward-looking statements. These forward-looking statements, include but are not limited to: the expected benefits of and timing of completion of the restructuring, the expected size of the reduction of the Company’s workforce, the size of market opportunity, CPaaS leadership in Asia, and plans to accelerate product innovation and sales and marketing productivity.

You should not place undue reliance on such forward-looking statements. Actual results could differ materially from those projected in forward-looking statements depending on a variety of factors, including, but not limited to: the risks the Company’s restructuring efforts may negatively impact its revenues and business; the risks the Company’s restructuring efforts may negatively impact its operations, customer adoption, demand for its products, and its reputation with customers; the risk the Company’s restructuring efforts may not generate their intended benefits to the extent or as quickly as anticipated; and the risk the Company may not achieve its target service revenue growth, or the revenue, earnings, operating margin or other amounts its forecast in its guidance, for a particular quarter or for the full fiscal year.

For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's reports on Forms 10-K and 10-Q, as well as other reports that 8x8, Inc. files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and 8x8, Inc. undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

99.1	Letter to 8x8 employees from Samuel Wilson, dated January 18, 2023
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 18, 2023

8x8, Inc.

By:	/s/ Kevin Kraus
Kevin Kraus
Interim Chief Financial Officer